Fair Value Measurements - Summary of Changes in Fair Value of Company's Level 3 Assets (Detail) - USD ($) $ in Millions	12 Months Ended
	Feb. 29, 2016	Feb. 28, 2015
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share, Unobservable Input [Roll Forward]
Beginning Balance	$ 40	$ 40
Principal repayments received	(12)	(2)
Change In Fair Value	3	2
Transfers out of level 3	(10)
Ending Balance	$ 21	$ 40